Exhibit 99.1

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11
rwd, 7/97

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT
AND
QUARTERLY BANK RECONCILEMENT

In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Post Confirmation Quarterly Operating Report, and the Post Confirmation Quarterly Bank Reconcilement and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party), is based on all information of which preparer has any knowledge.

RESPONSIBLE PARTY:

Original Signature of Responsible Party

Printed Name of Responsible Party	Raymond Guba

Title	Senior Vice President & Chief Financial Officer

Date	August 15, 2007

PREPARER:

Original Signature of Preparer

Printed Name of Preparer

Title

Date

	POST CONFIRMATION
	QUARTERLY BANK RECONCILEMENT

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.

CASE NUMBER: 06-30602-BJH-11 Chapter 11						rwd, 7/97

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: JUNE 30, 2007		*** ALL DOLLAR AMOUNTS IN THOUSANDS ***

Bank Reconciliations		Account #1	Account #2	Account #3

A.	Bank	Summary	Summary	Deposit		TOTAL
B.	Account Number	See Attached		In
C.	Purpose (Type)	Corporate	Subsidiaries	Transit
1.	Balance Per Bank Statement	$12,656	Not Available			NM
2.	Add: Total Deposits Not Credited	$0	Not Available		+	NM
3.	Subtract: Outstanding Checks	($1,317)	Not Available		-	NM
4.	Other Reconciling Items	($8)	Not Available		+ / -	NM
5.	Month End Balance Per Books	$11,331	($1,068)	0	=	$10,263

6.	Number of Last Check Written	See Attached	Not Available	Not Available

7.	Cash: Currency on Hand	$0	$0	0	+	$0

8.	Total Cash - End Of Month	$11,331	($1,068)	0	=	$10,263

CASH IN:
INVESTMENT ACCOUNTS
		Date of	Type of
Bank, Account Name & Number		Purchase	Instrument			Value

9.	Bank of America, -522-1-4 EDW	various	Money Market		+	$48,267
10.	Bank of America, -506-1-0 EDW*	various	Money Market (restricted cash) (1)		+	$20,000
11.	BofA, Liquidity Mgmt Acct, -5754	various	Columbia Treasury Reserve		+	$6,673
12.					+	$0
13.	Total Cash Investments				=	$74,940

14.	TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14 ****				$85,203
						****
	**** Must tie to Line 4, Quarterly Operating Report
	(1) This account represents restricted cash held by Bank of America pursuant to the Company's revolving credit facility
	and is classified as a current asset on the Company's Form 10-Q for the quarter ended June 30, 2007.

Monthly Operating Report
LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.							ACCRUAL BASIS-5

CASE NUMBER: 06-30602-BJH-11 Chapter 11

BANK RECONCILIATIONS - ACCOUNTS 1 - 4		Account #1	Account #2	Account #3	Account #4
A. BANK:		Bank of America	Bank of America	First American	Amegy
B. ACCOUNT NUMBER:		375-666-2809	375-666-5754	335-519-729	316-474
C. PURPOSE (TYPE):		Business Capital	Operating Acct	P/R Tax Escrow	Master Concentration	Total #1 - 4
1.	BALANCE PER BANK STATEMENT	$ 7,131	$ 20	$ 4,012	$ (21)	$ 11,142
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ -	$ -	$ -	$ -
3.	SUBTRACT: OUTSTANDING CHECKS	$ -	$ -	$ -	$ -	$ -
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ -	$ -
5.	MONTH END BALANCE PER BOOKS	$ 7,131	$ 20	$ 4,012	$ (21)	$ 11,142
6.	NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 5 - 8		Account #5	Account #6	Account #7	Account #8
A. BANK:		Wells Fargo	Regions Bank	LaSalle	Bank of America
B. ACCOUNT NUMBER:		494-507-3211	78-8700-0154	5800384397	4426201230
C. PURPOSE (TYPE):		Master Concentration	Master Concentration	Master Concentration	BCBS	Total #5 - 8
1.	BALANCE PER BANK STATEMENT	$ 44	$ 33	$ -	$ -	$ 77
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ -	$ -	$ -	$ -
3.	SUBTRACT: OUTSTANDING CHECKS	$ -	$ -	$ -	$ -	$ -
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ -	$ -
5.	MONTH END BALANCE PER BOOKS	$ 44	$ 33	$ -	$ -	$ 77
6.	NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 9 - 12		Account #9	Account #10	Account #11	Account #12
A. BANK:		JP Morgan Chase	JP Morgan Chase	JPM Chase	Bank of America
B. ACCOUNT NUMBER:		323-297-692	601-854-698	601-854-706	442-620-1256
C. PURPOSE (TYPE):		Master Concentration	A/P Account (ZBA)	A/P Account (ZBA)	Payroll (ZBA)	Total 9 - 12
1.	BALANCE PER BANK STATEMENT	$ 325	$ -	$ -	$ -	$ 325
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ -	$ -	$ -	$ -
3.	SUBTRACT: OUTSTANDING CHECKS	$ -	$ (12)	$ -	$ -	$ (12)
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ (8)	$ (8)
5.	MONTH END BALANCE PER BOOKS	$ 325	$ (12)	$ -	$ (8)	$ 305
6.	NUMBER OF LAST CHECK WRITTEN	n/a	7,778	3,486	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 13 - 16		Account #13	Account #14	Account #15	Account #16
A. BANK:		Bank of America	JP Morgan Chase	Wachovia	US Bank
B. ACCOUNT NUMBER:		329-912-8100	601-854-714	2000-0140-45185	4346-84-7728
C. PURPOSE (TYPE):		A/P Account (ZBA)	A/P	Master Concentration	Master Concentration	Total 13 - 16
1.	BALANCE PER BANK STATEMENT	$ -	$ -	$ 866	$ 246	$ 1,112
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ -	$ -	$ -	$ -
3.	SUBTRACT: OUTSTANDING CHECKS	$ (4)	$ (2)	$ -	$ -	$ (6)
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ -	$ -
5.	MONTH END BALANCE PER BOOKS	$ (4)	$ (2)	$ 866	$ 246	$ 1,106
6.	NUMBER OF LAST CHECK WRITTEN	7,922	15,835	n/a	n/a	n/a

BANK RECONCILIATIONS - ALL ACCOUNTS		Account #17	Account #18			TOTAL (1 - 18)
A. BANK:		Bank of America	Bank of America
B. ACCOUNT NUMBER:		329-912-8092	329-912-7839			All
C. PURPOSE (TYPE):		A/P Account (ZBA)	A/P Account (ZBA)	Total 17 - 18		Accounts
1.	BALANCE PER BANK STATEMENT	$ -	$ -	$ -		$ 12,656
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ -	$ -		$ -
3.	SUBTRACT: OUTSTANDING CHECKS	$ (742)	$ (557)	$ (1,299)		$ (1,317)
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -		$ (8)
5.	MONTH END BALANCE PER BOOKS	$ (742)	$ (557)	$ (1,299)		$ 11,331
6.	NUMBER OF LAST CHECK WRITTEN	16,691	3,542	n/a		See Details Above

INVESTMENT ACCOUNTS
		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Bank of America, 220-08522-1-4 EDW	various	Money Market	$ 48,267	$ 48,267
8.	Bank of America, 249-00506-1-0 EDW*	various	Money Market	$ 20,000	$ 20,000
9.	Bank of America, Mgmt Acct, 3756665754	various	Columbia Treas Rsv	$ 6,673	$ 6,673
10.	TOTAL INVESTMENTS			$ 74,940	$ 74,940

CASH
11.	CURRENCY ON HAND / DEPOSIT IN TRANSIT				$ -

12.	TOTAL CASH AT SUBSIDIARIES				$ (1,068)

13.	TOTAL CASH - END OF MONTH				$ 85,203

	POST CONFIRMATION
	QUARTERLY OPERATING REPORT

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.			rwd, 7/97

CASE NUMBER: 06-30602-BJH-11 Chapter 11

QUARTER ENDING: JUNE 30, 2007		ALL DOLLAR AMOUNTS IN THOUSANDS

1.	BEGINNING OF QUARTER CASH BALANCE:		$83,522

	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+	$237,422
	(b). Cash receipts from loan proceeds	+	$0
	(c). Cash receipts from contributed capital	+	$0
	(d). Cash receipts from tax refunds	+	$0
	(e). Cash receipts from other sources	+	$5,943
2.	TOTAL CASH RECEIPTS	=	$243,365

	CASH DISBURSEMENTS:
	(A). PAYMENTS MADE UNDER THE PLAN:
	(1). Administrative	+	$0
	(2). Secured Creditors	+	$0
	(3). Priority Creditors	+	$0
	(4). Unsecured Creditors	+	$0
	(5). Additional Plan Payments	+	$0
	(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+	($241,276)
	(2). Other Disbursements	+	($408)

3.	TOTAL DISBURSEMENTS THIS QUARTER	=	($241,684)

4.	CASH BALANCE END OF QUARTER	=
	Line 1 - Plus Line 2 - Minus Line 3 = Line 4		$85,203